FOURTH AMENDMENT TO PATENT LICENSE AGREEMENT
                         WITH RESEARCH COMPONENT BETWEEN
               THE UNIVERSITY OF FLORIDA RESEARCH FOUNDATION, INC.
                            AND SUNPHARM CORPORATION


     This Fourth Amendment to Patent License Agreement with Research Component (hereinafter "Fourth Amendment") is entered into this 9TH day of September, 1996 (the "Effective Date") between THE UNIVERSITY OF FLORIDA RESEARCH FOUNDATION, INC., a not for profit corporation duly organized and existing under the laws of the State of Florida (hereinafter "UFRFI") and SUNPHARM CORPORATION, a Delaware corporation (hereinafter "LICENSEE").

     WHEREAS, LICENSEE and UFRFI are also parties to that certain First Amendment to Patent License Agreement with Research Component dated December 30, 1992 (hereinafter "First Amendment"), Second Amendment to Patent License Agreement with Research Component dated March 26, 1993 (hereinafter "Second Amendment") and Third Amendment to Patent License Agreement with Research Component dated November 15, 1994 (the "Third Amendment").

     WHEREAS, UFRFI and LICENSEE desire to make certain other changes to the Agreement, as provided herein;

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Section 1.2, "Patent Rights", of the Agreement is hereby amended by adding the issued United States patents and corresponding foreign patents and/or patent applications listed in Exhibit A to this Fourth Amendment, together with any divisionals, continuations, continuations in part, and/or reissuances of such patents and/or patent applications.

     2. Section 1.7, "Field of Use", of the Agreement is hereby amended to mean, with respect to the Patent Rights identified on Exhibit A to this Fourth Amendment, "polyamine analogues and metal chelators, their synthesis and their use for any human or animal diagnostic and/or therapeutic indication."

     3. As consideration for the execution of this Fourth Amendment by UFRFI, LICENSEE agrees that it will (I) enter into the Second Amendment to Corporate
Research Agreement in the form of Exhibit C attached hereto, and (ii) pay a one-time license fee of $50,000 to UFRFI, payable one-half on signing by both parties and one-half on January 1, 1997.

     4. As an inducement to LICENSEE to enter into this Fourth Amendment and the Second Amendment to Corporate Research Agreement, UFRFI represents and warrants to LICENSEE that (I) it owns the full and complete title to the Patent Rights described in Exhibit A assigned, licensed or otherwise transferred any rights with respect to such Patent Rights to any third party other than LICENSEE hereunder (other than CIBA-GEIGY) and that any rights which CIBA- GEIGY had or may have in such Patent Rights have been terminated; provided, however, that no representation or warranty is given as to those compounds identified on Exhibit B hereto; and provided further, that LICENSEE acknowledges that the federal government has certain rights in the Patent Rights to the extent that federal funds were applied in their development.

     5. All other terms and conditions of the agreement, as amended by the First, Second, and Third Amendments, except as expressly modified or amended in this Fourth Amendment, shall remain in full force and effect.

     6. This Fourth Amendment shall be effective as of the Effective Date. This Fourth Amendment may be executed in counterparts, each of which shall be an original but all of which, taken together, shall constitute one instrument.

     IN WITNESS WHEREOF, the parties have executed this Fourth Amendment as of the date or dates set out below.

                                            THE UNIVERSITY OF FLORIDA
                                            RESEARCH FOUNDATION, INC.



Date: September 7, 1996                     By: /s/ Ronald M. Kudla
-----------------                               ---------------------
                                            Name:   Ronald M. Kudla
                                            Title:  Director - OTL



                                            SUNPHARM CORPORATION

Date: September 9th, 1996                   By: /s/ Stefan Borg
                                                ---------------------
                                            Name:   Stefan Borg
                                            Title:  President & CEO

                                            Reviewed by UFRFI's Attorney:

                                                /s/ Gregory A. Nelson
                                                ---------------------
                                                    Gregory A. Nelson

                                            Sept 9, 1996

                                            (This attorney shall not be deemed a
                                            signatory to this agreement)